UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2002

SONIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

101 Park Avenue		73102
Oklahoma City, Oklahoma		(Zip Code)
(Address of Principal Executive Offices)

(405) 280-7654

(Registrant’s telephone number, including area code)

Item 4.            Changes in Registrant’s Certifying Accountants.

On June 3, 2002, the Company appointed Ernst & Young LLP as its principal accountant and terminated Arthur Andersen LLP as principal accountant. The decision to change accountants was made because the accountants handling the Company’s matters in the Oklahoma City office of Arthur Andersen joined the Oklahoma City office of Ernst & Young LLP effective as of May 24, 2002.  Arthur Andersen LLP has served as the principal accountant of the Company since December 14, 2001.  The Company made the decision in December 2001 to change accountants from Ernst & Young LLP to Arthur Andersen LLP on the basis that the Oklahoma City office of Arthur Andersen LLP had a larger number of accountants with more areas of expertise available in its Oklahoma City office at that time than Ernst & Young.  After the combination of the two offices, the Ernst & Young LLP office in Oklahoma City will have a full complement of accounting services available.  The decision to change the Company’s independent accountants was recommended by the Company’s Audit Committee and approved by its Board of Directors.

In connection with the audits of the two fiscal years ended August 31, 2000 and 2001, respectively, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Ernst & Young LLP to make reference in connection with their opinion to the subject matter of the disagreement.  Additionally, during the two most recent fiscal years ended August 31, 2000 and 2001, respectively, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

During the interim periods subsequent to August 31, 2001, preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Arthur Andersen LLP to make reference in connection with their opinion to the subject matter of the disagreement.  Additionally, during the interim periods subsequent to August 31, 2001, preceding the decision to change independent accountants, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The audit reports of Ernst & Young LLP on the Company’s financial statements for the years ended August 31, 2000 and 2001, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the interim periods subsequent to August 31, 2001, preceding the decision to change independent accountants, the Company did not consult with Ernst & Young LLP regarding any of the matters described in Regulation S-K, Item 304(a)(2)(i) or (ii), other than consultations with Ernst & Young LLP as principal accountants for the Company on matters regarding their audit of the Company’s financial statements for the years ended August 31, 2000 and 2001.

The Company has provided both Ernst & Young LLP and Arthur Andersen LLP with a copy of the disclosure contained in this Form 8-K. Ernst & Young LLP and Arthur Andersen LLP both agree with the Company as to the information contained in the disclosure.  The required letter from Arthur Andersen LLP to the Securities and Exchange Commission is attached as an exhibit to this Form 8-K.

Item 7.            Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Exhibit 16.  Letter dated June 4, 2002 from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: June 7, 2002	By:	/s/ W. Scott McLain
W. Scott McLain, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter dated June 4, 2002 from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.